Fees Summary	Dec. 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,615,248.00
Previously Paid Amount	0.00
Total Fee Amount	1,327.87
Total Offset Amount	0.00
Net Fee	$ 1,327.87